UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 17, 2013
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EAU Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51807	87-0654478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite A, 1890 Cobb International Blvd., Kennesaw, GA 30152
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 388-9492

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2013, J. Leo Montgomery, the non-executive Chairman of the Board of Directors of EAU Technologies, Inc. (“EAU” or the “Company”), informed the Company that he is resigning as a director effective immediately. At the time of his resignation, Mr. Montgomery was also serving as Chairman of the Company’s audit committee and on the compensation committee.

EAU did not have any disagreement with Mr. Montgomery.  The Company expressed its appreciation to Mr. Montgomery for his many years of service on the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EAU Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2014	EAU TECHNOLOGIES, INC.

By: /s/ Brian D. Heinhold
Brian D. Heinhold
Chief Financial Officer

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